Principal Variable Contracts Funds, Inc.
Supplement dated March 1, 2024
to the Prospectus dated May 1, 2023
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR REAL ESTATE SECURITIES ACCOUNT
Under Performance, delete the Average Annual Total Returns table and replace with the following:
Average Annual Total Returns
For the periods ended December 31, 2023

	1 Year	5 Years	10 Years
Real Estate Securities Account - Class 1	13.33%	8.52%	8.71%
Real Estate Securities Account - Class 2	13.01%	8.24%	8.44%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	25.96%	15.16%	11.48%
FTSE NAREIT All Equity REIT Index (reflects no deduction for fees, expenses, or taxes)	11.36%	7.59%	7.95%
MSCI US REIT Index (reflects no deduction for fees, expenses, or taxes)	13.74%	7.40%	7.60%
Effective March 1, 2024, the Fund changed its primary broad-based index to the Russell 3000 Index in order to meet the revised definition of “broad-based securities market index.” The FTSE NAREIT All Equity REIT Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with returns of an index of funds with similar investment objective. Prior to March 1, 2024, the Fund’s index was the MSCI US REIT Index.

SUMMARY FOR SHORT-TERM INCOME ACCOUNT
Under Principal Investment Strategies, delete the second paragraph and replace with the following:
Under normal circumstances, the Fund maintains an effective maturity of five years or less and an average portfolio duration that is within ±30% of the duration of the Bloomberg Credit 1-3 Year Index, which as of March 31, 2023 was 1.90 years.
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